                                                              EXHIBIT 99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In connection  with the  shareholder  report of American  Century  Variable
Portfolios, Inc. (the "Registrant") on Form N-CSR for the period ending June 30,
2007 (the "Report"),  we, the undersigned,  certify,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully  complies with the  requirements  of Section 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Registrant.

Dated:  August 15, 2007

                                       /s/  Jonathan S. Thomas
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                                       Jonathan S. Thomas
                                       President
                                       (chief executive officer)

                                       /s/  Robert J. Leach
                                       -------------------------------------
                                       Robert J. Leach
                                       Vice President, Treasurer, and
                                       Chief Financial Officer
                                       (chief financial officer)